Exhibit 99.1

June 2022 Investor Presentation Cu self storage

Safe Harbor Statement

The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company's expectations will be achieved. Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Use of Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures, including Net Operating Income (NOI), Funds From Operations (FFO), and Funds From Operations, as adjusted (FFO, as adjusted). The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our annual report on Form 10-K and quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC.


CUBESMART
self storage
OFFICE
FIRE LANE
NO PARKING

1. As of March 31, 2022 2. Period ending December 31, 2021 3.Market value of common equity and book value of debt as of March 31, 2022 4.Annual dividends declared in period ending December 31,2021 3 Introduction to CubeSmart A high-quality portfolio in an attractive industry with proven returns

Why CubeSmart? A company built to perform throughout all phases of the cycle Attractive Industry Cash Flow Stability Focus on Quality Experience Well-diversified Industry-leading portfolio Continuing tog row the A well-seasoned demand characteristics demographics and aplatform through high management team with create strong industry conservative balance quality investments and experience operating fundamentalssheet produce stable further operational throughout many cash flows throughoutevolution to generate macroeconomic the entire cycle long-term value environments

CubeSmart's History

A history of executing on strategic objectives

2004 U-Store-It initial public offering

2006 Arrival of current management team

2010 Acquired United Stor-All to establish the third-party management platform

2011 Rebranded the company as CubeSmart

2011 Acquired 22 property Storage Deluxe portfolio located primarily in NYC for $560 million

2012 Issued debut investment grade unsecured senior notes

2012 Won 1st ISS industry award for Best Customer Service

2018 Opened 1,000th CubeSmart location

2020 Launched fully online rental platform, SmartRental

2021 Acquired 59 property Storage West portfolio for $1.7 billion


CUBE SMART

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Dynamic Demand Wide ra ng e of n eeds d riv es d ema nd for the product thro ug hout a ll economic cycle s High Margins Low e xp ense loa d & c a p-ex r equire ments drive more c as h flow to the bottom line Short-Term Leases Month - to - month l eases a llow for ra pid repric i n g in re s pon s e to cha ng i ng economic co n ditions Increasing Utilization N ewly found dema n d sourc es have crea te d incre as e s in u tilization a nd product a wa reness 1. Straight average total return for CUBE, PSA, EXR, LSIfrom December 31, 2011through December 31,2021 6 Attractive Industry Strong sector fundamentals generate outsized long-term returns Self-Storage REIT Average Total Return BOO% 700% 600% 500% 400% 300% 200% 100% 0% Dec-11Dec-12Dec-13Dec-14Dec-15Dec-16Dec-17Dec-18Dec-19Dec-20Dec-21

Cash Flow Stability

National scale with a focused concentration in key markets


CUBESMART
self storage

National Scale

CubeSmart operates in 154 markets across 38 states and the District of Columbia, providing diversification throughout the country


CUBESMART
self storage

Key Market Depth

A portfolio focused on coverage across all attractive submarkets within our core MSAs


CUBESMART

Customer Diversification

With ~710k customers across the portfolio, our customer base is representative of each store's local community and no one tenant or cohort represents a material segment of the rent roll

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Focus on Top Markets 89% of owned store NOI comes from top-40 MSAs 1 Portfolio Exposure Exposure to secondary and tertiary markets through our third-party management program and joint ventures further diversify the portfolio and leverage our operating platform 1. For the three months ending March 31,2022 8 Diversified Portfolio in Quality Markets National platform with a focus in core markets to drive long-term value •States with Owned Stores •States with Managed Stores Only

1. Source: Evercore ISI Research Report dated March 18, 2022 2. Total owned portfolio NOI for the three months ending March 31, 2022 11% 11% 59% 19%

Market Leader in New York City

NYC competitive advantage is a key component of our long-term strategy

Best-In Class Portfolio

Our NYC stores make up the largest portfolio of purpose-built, Class-A properties in the outer boroughs that create vibrant billboards for our brand

Unique Submarkets

Each borough features a robust local economy with their own unique demand drivers

Lowest Supplied Market

Supply across the three key outer boroughs is 2.7 SF per capita[1], the lowest nationally and less than half the national average of 6.2 SF per capita[2]. Future supply will be limited due to recent legislative changes removing self-storage eligibility for the ICAP tax incentive program

Portfolio Composition[3]



Bronx 5.3%
Brooklyn 4.6%
Queens 5.6%
Other NYC 0.9%
Northern NJ 4.0%
Westchester 1.4%
Long Island 1.3%
All Other Markets



CUBESMART
self storage + logistics
800-800-1717
LOADING

1. Source: CubeSmart internal market research
2. Source: 2022 Self-Storage Almanac
3. Total portfolio NOI for the three months ending March 31, 2022

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Value Creation Strategy Focus on quality drives long-term shareholder value Quality Platform Sophisticated, fully integrated platform focused on providing flexible and efficient service delivery to maximize property cash flows over the long term Quality Portfolio Disciplined investment s trategy to grow our national platform o f best -in class assets in co re markets with strong demographics and demand profiles Quality Balance Sheet Investment-grade balance sheet provides flexibility to access a full array of capital sources to finance growth opportuni ties Quality Company Continued focus on corporate responsibility and risk management to ensure sustainable long-term growth

Platform I Portfolio I Balance Sheet I Company the future sophisticated historical Operating Platform Foundation of proprietary solutions creates flexibility for Technological Platform Invest in foundational systems to provide scalability Customer Capture Attract the greatest share of demand across all channels through strategies Dynamic Pricing Maximize revenue through real-time pricing decisions that leverage customer data Service Oriented Model Provide awa rd-winning customer service to meet the many needs of our customers Ongoing Optimization Continually test new strategies to capture further efficiencies

1. Data for full year ending December 31, 2021

Platform I Portfolio I Balance Sheet I Company Redefining the Customer Experience Meeting the changing needs of our customers Leveraging Digital Platforms Replicate the in-person experience across all customer touch po ints Omni-Channel Experience A fully integrated experience where customers can seamlessly tra nsition between various channels & platforms Customer Preference Provide optionality to meet the customer in the way they wish to interact Award Winning Customer Service Continue to provide industry-leading service both in-store and across all of our digital platforms

Platform | Portfolio | Balance Sheet | Company

External Growth Strategy

Enhancing our portfolio through strategic external growth opportunities


CUBESMART
self storage

High-Quality Acquisitions

Target acquisitions of well positioned, quality assets in markets with strong demographics and demand trends



Development & Lease-Up

Build and acquire purpose-built properties in top markets to generate elevated growth over the long term


CUBESMART
self storage

Value-Add Joint Ventures

Generate outsized returns, reduce risk and enhance further diversification through acquisitions with partners



Third-Party Management

Mutually beneficial value creation by generating additional scale and value from our platform

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Platform I Portfolio I Balance Sheet I Company Multi-Faceted Growth Strategy Continue to utilize wide variety of avenues to grow the portfolio Brand Awareness Si nce 2010, incre a sed stores on the pla tform by 179°/o Customer Data Points The consistent growth in Cu beSma rt stores has subst a nt i ally increased our customer base by 519k since 201 0 1. As of March 31,2022 16 Robust Portfolio Growth Strategically increase the scale of the platform 14001,272 1200 1000 800 600 400 200 0 201020112012 20132014 201520162017 2018 201920202021 •Wholly-Owned•Joint Venture Managed

l'lalform I l'orlfolio I Balance Sreel I Company 83% of acquisitions since 2010 in top 25 MSAs $3.0B of wholly-owned acquisitions since 20171 $1.5B of acquisitions from third party management2 17 1. Includes SO% interest in two unconsolidated joint ventures as part of the Storage West transaction 2. Since 2010 Acquisitions Disciplined investment strategy to prudently build our portfolio Strong Demographics Focus on submarkets with attractive demographics for strong long-term demand characteristics Complement Existing Portfolio Continue to identify opportunities to improve coverage across core markets Platform Value-Add Placing new properties on the CubeSmart platform generates multi-year yield expansion Strategic Lease-up Opportunities Acquire properties with remaining lease-up when we can generate elevated returns

P.atform I Portfolio I Balance Sheet I Company $628M of new projects delivered1 $92M of new projects in the pipeline2 100% of new development in top 1 0 markets 1. Oevelopm ent deliveries as of March 31, 2022 (does not include C/0 acquisitions) 2. As of March 31,2022 18 Development Strategic partnerships drive additional long-term value to our shareholders Partner with Local Developers Partner with developers that have local market expertise and can source high-quality sites Focus on Top Markets Targeted projects in high-quality markets that generate attractive long-term risk-adjusted returns Operational Expertise Leverage CubeSmart's operating platform to optimally design and efficiently lease-up new stores Portfolio Refresh Enhance the quality of our existing portfolio through purpose-built, flagship properties that showcase our brand

Platform | Portfolio | Balance Sheet | Company

Joint Venture Advantages

Strategic investment with joint venture partners adds value to our portfolio

Strong Returns
Adding fee revenue and promoted interests increases our return profile for transactions

Diversification
Further diversifying cash flow and exposure to markets outside of core acquisition strategy

Opportunistic Unstabilized Acquisitions
Spread investment capital across additional transactions through a minority interest while mitigating dilution through fees

Acquisition Opportunities
Opportunity to purchase the assets that are a strategic fit at the end of the hold period



$999M joint venture investment[1]

88 total properties[1]

5 different ventures[1]

1. As of March 31, 2022. Excludes 2 unconsolidated joint ventures acquired as a part of the Storage West transaction

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Platform | Portfolio | Balance Sheet | Company

Third-Party Management

Mutually beneficial relationships drive additional long-term value to our shareholders

Profitability
Create additional revenue streams for our shareholders through management and other fees

Scale
Continue expanding our national footprint and brand as we take on additional stores, increasing operating efficiencies

Acquisition Pipeline
Opportunity for relationship-driven transactions while utilizing our knowledge of the assets to reduce underwriting risk

Relationships
Build a group of partners to share insights and industry trends



664
properties[1]

$31M
management fee income[2]

200+
partnerships[1]

1. As of March 31, 2022
2. For the year ending December 31, 2021

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Platform I Portfolio I Balance Sheet I Company 100. 0% 80. 0% ensuring access to a variety of attractively-priced capital •Unsecured Debt &POOR'S [Stable] [Stable] 7.0x 2.0x 1. Source: Company Filings, as of December 31of each stated year 2. Calculated as annual EBITDA I Interest Expense 21 Financial Strength Ensuring stability while funding growth Debt to Gross Assets1 : 41.2% Continue to operate with credit metrics at the conservative end of our investment grade rating, •Secured Debt MooDY's8aa2 STANDARD 8 88 201920202021 Net Debt to EBITDA1 : 5.4xCoverage1• 2 : 6.7x 6.0x 5.0x 4.0x 3.0x 2.0x 1.0xO.Ox 2017201820192020202120172018201920202021 60. 0% 40. 0% 20.0% 0.0% 20172018 EBITDA 8.0x 6.0x 4.0x

1. As of March 31, 2022 •• •• • • • •• •

Platform I Portfolio I Balance Sheet I Company Named Executive Officers 14years with CubeSmart 20years in self storage 21years at publicly-traded REITS 23 Experienced Management Lengthy track record of experience through all phases of the cycle 2.5Funds from Operations, as Adjusted 2 1.5 0.5 0 20112012 2013 2014 2015 2016 2017 2018 20192020 2021

Platform I Portfolio I Balance Sheet I Company 1. Annualized assuming no change i n current dividend rate 24 Sharing Cash Flow Growth Consistent history of dividend increases to return capital to investors Annual Dividend per Share $2.00+391 °/o $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $-2012201320142015201620172018201920202021

Platform | Portfolio | Balance Sheet | Company

Environmental Highlights

Minimizing our environmental impact for long-term sustainability

Environmental Targets

Established targets to reduce consumption and greenhouse gas emissions.

Through 2021, we made significant progress against these targets with a 19.2% like-for-like reduction in Scope 1 & 2 GHG emissions[1].

Solar Program

Added solar panels to 96 owned stores with projects underway to add solar systems to an additional 35 stores.

In 2021, our stores produced 7.8 million kWh of renewable energy, an 18.8% increase from 2020.

HVAC Upgrades

In 2021, we substantially completed our 3-year capital project to upgrade our HVAC systems, which will lower our CFC emissions at those stores.


CUBESMART
800-800-1717

1. Reduction against 2019 baseline. Like-for-like defined as the set of stores owned for the entirety of the period January 1, 2019 through December 31, 2021.

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Platform | Portfolio | Balance Sheet | Company

Social Highlights

Investing in our team and communities

Engagement & Development

We value our teammates' engagement. In 2021, our annual Teammate Engagement Survey had a 91% response rate. Our goal is to help our teammates grow with our company. Last year over 390 teammates were promoted into new roles. We supported this goal through an average of 17 hours of training per teammate.

Diversity, Equity, and Inclusion

We believe our business is better because of the diversity of our team. Our *Philosophy Regarding Respect in the Workplace* defines our approach to diversity, inclusion, and treatment of differences and is acknowledged by all teammates. Our *Policy on Equal Employment Opportunity* prohibits discrimination in all aspects of employment.

Community Engagement

We are proud to serve the communities in which we operate. Through our volunteering and fundraising efforts, we've supported numerous local charities and community organizations.

Supply Chain & Human Rights

We established the *CubeSmart Code of Ethics, Conduct & Human Rights for Vendors and Suppliers* to hold our partners to our own standards and ensure that we're doing our part to protect human rights and promote ethical conduct.



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96.0% 2.9°/o Expense growth 21.4°/o 92.0% 90 . 0% JanFebMar AprMay Jun Jul AugSepOctNov Dec 1. Same-store results for the three months ending March 31, 2022 28 Operational Performance Strong fundamentals provide strong outlook for future growth Same-Store Rentals Same-Store Vacates 25,000 25,000 20,000 20,000 15,000 10,000 5,000 JanFeb Mar AprMay Jun Jul AugSepOctNov DecMay Jun Jul AugSepOctNov Dec • 2021 • 2022 • 2021 • 2022 Same-Store Occupancye Results1 98. 0% 94. 0% 88. 0% -2020 2021 2022 NOI Growth - - - 15,000 10,000 5,000 JanFeb Mar Apr - 2022 Same-Stor 15.6°/o Revenue growth